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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-3952

     Date of Report (date of earliest event reported): November 12, 2003



                              SIBONEY CORPORATION
            (Exact name of registrant as specified in its charter)


           MARYLAND                                    73-0629975
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

325 NORTH KIRKWOOD ROAD, SUITE 300                           63122
P.O. BOX 221029                                            (Zip Code)
ST. LOUIS, MISSOURI
(Address of principal executive offices)


                                (314) 822-3163
             (Registrant's telephone number, including area code)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       (a) Exhibits. See Exhibit Index.
           --------

ITEM 12.   OTHER EVENTS

         On November 12, 2003, the Registrant issued the press release attached hereto as Exhibit 99 announcing results for its third quarter and nine months ended September 30, 2003.

                                   *   *   *



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003

                                          SIBONEY CORPORATION



                                          By:/s/ Timothy J. Tegeler
                                             -------------------------------
                                              Timothy J. Tegeler
                                              Chief Executive Officer



EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99               Press Release, dated November 12, 2003, issued by Siboney
                 Corporation.